Long-Term Time Deposits and Held-to-Maturity Investments - Summary of Estimated Amortized Cost of Long Term Time Deposits and Held-to-Maturity Investments (Detail) - Long Term Investments - Corporate Debt Securities
¥ in Millions, $ in Millions
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Due in 1 year through 2 years	¥ 30,556	$ 4,186	¥ 22,303
Due in 2 years through 3 years	67,979	9,313	2,063
Due in 3 years through 5 years	0	0	300
Total	¥ 98,535	$ 13,499	¥ 24,666